                                                              EXHIBIT (h)(41)(b)

                               AMENDMENT NO. 1 TO
                             PARTICIPATION AGREEMENT

     American General Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. hereby amend the Participation Agreement made and entered into as of December 10, 2004 as follows:

         Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

     IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 1 be effective as of the 1st day of February, 2006.


AMERICAN GENERAL LIFE INSURANCE COMPANY

                                          ATTEST:

By:                                       By:
    -----------------------------------       ----------------------------------
    Name:                                     Name:
    Title:                                    Title:
    Date:                                     Date:


PIONEER VARIABLE CONTRACTS TRUST,
On behalf of the Portfolios
By its authorized officer and not individually,


By:
    -----------------------------------
    Name:
    Title:
    Date:

PIONEER INVESTMENT MANAGEMENT, INC.
By its authorized officer,


By:
    -----------------------------------
    Name:
    Title:
    Date:

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


                                   SCHEDULE A

                       ACCOUNTS, CONTRACTS AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                             As of February 1, 2006


         Name of Separate                                                        Portfolios and
         Account and Date                      Contracts Funded                 Class of Shares
Established by Board of Directors             By Separate Account            Available to Contracts
---------------------------------   --------------------------------------   ----------------------
American General Life Insurance     Platinum Investor Variable Annuity       Pioneer Fund VCT
Company Separate Account D,                                                  Portfolio (Class I)
established  November 19, 1973                                               Pioneer Growth
                                                                             Opportunities VCT
                                                                             Portfolio (Class I)

American General Life Insurance     Corporate America Variable Life          Pioneer Growth
Company Separate Account            Insurance Policies                       Opportunities VCT
VL-R, established May 6, 1997                                                Portfolio (Class I)

American General Life Insurance     Platinum Investor I Variable Life        Pioneer Fund VCT
Company Separate Account            Insurance Policies                       Portfolio (Class I)
VL-R, established May 6, 1997       Platinum Investor II Variable Life       Pioneer Growth
                                    Insurance Policies                       Opportunities VCT
                                    Platinum Investor III Variable Life      Portfolio (Class I)
                                    Insurance Policies
                                    Platinum Investor PLUS Variable Life
                                    Insurance Policies
                                    Platinum Investor Survivor Variable
                                    Life Insurance Policies
                                    Platinum Investor Survivor II Variable
                                    Life Insurance Policies

American General Life Insurance     Platinum Investor VIP Variable           Pioneer Mid Cap Value
Company Separate Account            Life Insurance Policies                  VCT Portfolio (Class I)
VL-R, established May 6, 1997

American General Life Insurance     American General Signature               Pioneer Fund VCT
Company Separate Account            Products                                 Portfolio (Class I)
VL-U LIS, established                                                        Pioneer Growth
October 19, 1998                                                             Opportunities VCT
                                                                             Portfolio (Class I)

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